UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES ACT OF 1934

Date of Report (Date of Earliest Event Reported): 4-12-04

PUBLIC MEDIA WORKS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-29901	98-0020849
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

14759 Oxnard Street
Van Nuys, California 91411

(Address of principal executive offices)

818-904-9029

Registrant’s telephone number, including area code)

Burnam Management, Inc.
9175 Mainwaring Road
Sidney, British Columbia
V8L 1J9 Canada

(Former name or former address, if changed since last report)

ITEM 4.                             CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANTS.

i.                                          Registrant’s primary accountant, Epstein, Weber & Conover, C.A. (“Epstein, Weber & Conover”), has been dismissed by the Company.

ii.                                       No reports on the financial statements prepared by Epstein, Weber & Conover over the two most recent fiscal years contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principals.

iii.                                    The decision to change accountants was approved by the Board.

iv.                                   During the registrant’s two most recent fiscal years, and any subsequent interim period preceding the dismissal, there were no disagreements with the former accountant, Epstein, Weber & Conover, on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Epstein, Weber & Conover, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their reports.

Epstein, Weber & Conover did not advise the registrant that internal controls necessary to develop reliable financial statements did not exist; no information had come to Epstein, Weber & Conover’s attention which would make them unwilling to rely on management’s representations, or unwilling to be associated with the financial statements prepared by management.  Epstein, Weber & Conover did not advise the registrant that the scope of the audit should be expanded significantly, or that information had come to their attention that would materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements (including information that might preclude the issuance of an unqualified audit report).

v.                                      The registrant retained the services of Burnam & Schumm, P.C. (“Burnam & Schumm”) as its principal accountant.

vi.                                   The registrant did not contact the new accountant prior to its engaging the new accountant regarding the application of accounting principals to a specified transaction, or the type of audit opinion that might be rendered on the registrant’s financial statements.

vii.                                The registrant did not contact the new accountant prior to its engaging the new accountant regarding any matter that was either the subject of a disagreement or a reportable event.

viii.                             The registrant has provided a copy of this report, on or prior to the date of filing this report with the Commission, to Epstein, Weber & Conover, and requested that they furnish the registrant with a letter addressed to the Commission stating its approval of or disagreement with the disclosures made herein.  Epstein, Weber & Conover’ letter is attached hereto as an exhibit.

ITEM 7.                             FINANCIAL STATEMENTS AND EXHIBITS.

(c)                                  Exhibits

16.1                           April 12, 2004 letter from Epstein, Weber & Conover, C.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2004	Public Media Works, Inc.
(Registrant)

	By:	/s/ Thomas Szabo
Thomas Szabo
Chairman of Board and CEO